[FRONT COVER]

Oppenheimer Growth Fund
Semiannual Report December 31, 1995

[Picture of Gourmet Shop]

                                            "We have

                                             a lot of

                                             important

                                             goals, so

                                             we need

                                             our money

                                             to grow

                                             solidly

                                             over time."

[LOGO-OPPENHEIMER FUNDS (R)]

News

Beat the Average

Cumulative Total Return for the
5-Year Period Ended 12/31/95:
Oppenheimer Growth Fund
Class A (at net asset value)1

131.69%

S&P 500(3)

115.19%

Lipper Growth Funds Average4

113.67%

This Fund is for people who want their money to grow for long-term needs, and feel most comfortable investing in well-known, established companies.

How Your Fund Is Managed

Oppenheimer Growth Fund invests in stocks to seek capital appreciation. The Fund focuses on a diversified portfolio of medium- and large-sized companies that the managers believe have prospects for better-than-expected earnings and whose stock is selling at attractive valuations. Simply put, the Fund's managers invest in companies they believe have excellent growth potential at bargain prices.

     Growth Fund investments are primarily in high-quality, well-known growth companies, whose earnings have tended to increase consistently in all types of market conditions.

     As a new middle class emerges in developing areas around the world, the Fund's manager believes that demand for American name-brand products should increase significantly so the Fund also gives you the oppor-tunity to benefit from the growth of companies selling products in the U.S. and abroad.

Performance

Total returns at net asset value for the six months ended 12/31/95 for Class A, B and Y shares were 10.90%, 10.39% and 10.96%, respectively.1

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5-, and 10-year periods ended 12/31/95 were 27.19%, 16.91% and 12.27%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 8/17/93 were 28.63% and 14.63%, respectively. For Class Y shares, average annual total returns for the 1-year period ended 12/31/95 and since incep-tion of the Class on 6/1/94 were 35.02% and 21.67%, respectively.2

Outlook

"While the market has risen dramatically, our strategy should provide protection against potential downturns. We'll continue our policy of selling winners and buying strong companies with weak market performance as the coming year unfolds."

                                                  Robert Doll, Portfolio Manager
                                                               December 31, 1995

Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower for Class A and B shares if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 12/31/85, after deducting the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 3/15/73. Prior to 4/1/94, the Fund's maximum sales charge for Class A shares was higher, so that actual account performance would have been less. Class B returns show results of hypothetical investments on 12/31/94 and 8/17/93 (inception of class), and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C performance is not sho wn above because shares were first publicly offered on 11/1/95. An explanation of the different performance calculations is in the Fund's prospectus.

3. The S&P 500 Index is an unmanaged index of common stocks that is widely recognized as an indicator of overall market performance. The S&P 500 Index includes dividend reinvestments but does not take capital gains distributions into consideration.

4. Source: Lipper Analytical Services. The Lipper total return average for the 5-year period was for 236 growth funds. The average is shown for comparative purposes only. Oppenheimer Growth Fund is characterized by Lipper as a growth fund. Lipper performance does not take sales charges into conside ration.


2. Oppenheimer Growth Fund

Dear OppenheimerFunds Shareholder,

[PHOTO-BRIDGET A. MACASKILL]

Bridget A. Macaskill
President
Oppenheimer
Growth Fund

The U.S. stock market put on quite a show in 1995 with the Dow Jones Industrial Average breaking the 5000 barrier. During 1995, conditions were ideal for rising stock prices. The economy grew fast enough to generate strong corporate profits --but not so fast as to rekindle inflation. And intermediate - and long-term interest rates fell sharply, as investors anticipated that the Federal Reserve Board had shifted from its restrictive monetary policy of the prior year.

     Leading the rally on Wall Street for much of the year were technology stocks. Even after a bumpy Fall, many stocks in semiconductors, computers, software and telecommunications doubled during the year. The global demand for these products--developed and manufactured by American companies--continued unabated.

     The reduction in the rate of growth of health care expenditures is just one reason why inflation remains moderate. Another reason is the plentiful supply of inexpensive energy. In addition, the emergence of capitalism throughout the world has created a global economy of new markets and new competi tors, dampening prices and labor costs. And after many years of promise, technology has finally created efficiencies in the business environment.

     But the primary fuel to stock prices came from corporate profits, which have been surging in the past few years, due in large part to a rise in U.S. corporate productivity. The determination of Corporate America to be successful in today's highly competitive markets has led to a strategy of tight cost control with an emphasis on efficiency. With a global boom in technology and a weak dollar in the first half of the year--which made U.S. goods more attractive overseas--corporate earnings and profitability have remained very strong, growing about 20% between 1994 and 1995.

     With the Dow less than 1000 just 15 years ago and only 2500 five years ago, it's clear that the stock market's advance has been tremendous. So the question remains, "Is the case for stocks still strong?"

     Certainly, market volatility would be expected at this point in a five year bull market, especially since there hasn't been a "normal correction" of 10% or more since 1990. And the slowdown in the economy is likely to translate into soft profit growth this year.

     But the underlying economic conditions that have driven stocks thus far--moderate growth with low inflation, falling interest rates, and a Corporate America that's committed to increased efficiency--remain in place. Additionally, there is increasing demand for U.S. exports in light of expanding inte rnational economies, as well as the increasing belief that U.S. technologies lead the world. As a result, we believe that the stock market continues to offer a good value for investors. But, realistically, we don't expect another year like 1995 any time soon.

     Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.

/s/ Bridget A. Macaskill

Bridget A. Macaskill

January 22, 1996


3 Oppenheimer Growth Fund

Q + A  [PHOTO-ROBERT DOLL]   [PHOTO-MICHAEL LEVINE]

Q How did
the Fund
perform?

An interview with your Fund's managers.

How did the Fund perform over the past six months?

The Fund performed very well over the period. The stock market itself set new records throughout the second half of the year, driven primarily by declining interest rates and surging corporate profitability. Our performance, in addition to benefiting from the market's upward trend, was the result of having a majority of our investments in the top-performing industry sectors in the market.

[PHOTO-BRUCE BARTLETT]

     When we buy stocks, we generally look for companies that both exhibit above-average earnings growth rates and sell at prices we consider low. Recently, we've found these companies predominantly in the strong technology and financial services sectors. Compared to the majority of our competitors, our alloca-tion to these areas was high--a strategy that has paid off.1

What other investments contributed to the Fund's positive performance?

The Fund's relatively large positions in healthcare stocks--particularly HMOs and pharmaceutical companies--have helped performance significantly this year. Because they're designed to help reduce the costs of healthcare, HMO stocks have been doing well as reform talks continue in Washington. Pharmaceutical firms have traditionally been considered a consumer growth industry, which means that their cash flows are usually consistent, even in view of a slowing economy. This aspect of their business benefited their stocks in the second half.

     Other consumer growth stocks, such as the brand name food and beverage companies, were also strong this year. Because they provide staple goods, these are companies that tend to have steady earnings regardless of broad

1. The Fund's portfolio is subject to change.

4 Oppenheimer Growth Fund

Facing page

Top left: Robert Doll, Portfolio Manager and Executive VP, Director of Equity Investments

Top right: Michael Levine, Member of Equity Investments Team

Bottom: Bruce Bartlett, Member of Equity Investments Team

This page
Top: Robert Doll

Bottom: Jane Putnam, Member
of Equity Investments Team

A The Fund
performed
very well.


changes in economic activity. Strong corporate earnings over the period has translated into appreciation in the market.

Were there any investments that didn't perform as you'd expected?

Most of our surprises over the year have been positive ones. The market sectors that did not perform well this year--namely the energy and basic materials stocks--were areas we weren't heavily invested in.

What types of stocks are you currently targeting?

At this time, we've begun to trim our holdings in those sectors that performed extremely well over the period, taking profits in our winners and using the proceeds to buy stocks that have been depressed over the year.

[PHOTO-JANE PUTNAM]

     As we sell some of the stocks we held in the winning technology, financials, healthcare, and consumer growth sectors, we've been buying into more cyclical companies. While these stocks tend to suffer as economic growth slows, at this time, they're priced as though we're heading for a recession, a scenario we consider highly unlikely. In addition, many of these companies are generating much more cash than we'd typically expect to see during a slower-growth economy.

     Stock prices of basic materials firms such as paper, chemicals, and metals companies have been extraordinarily weak of late, so we're buying what we consider to be the higher quality companies within those sectors. We're also buying selected energy stocks, which we see as good values, while also allowing some cash to accumulate.

[PHOTO-ROBERT DOLL]

What is your outlook for the Fund?

Though we're more conser-vative than we were this time last year, our outlook remains positive. The economy has slowed and the business cycle has matured, but as we've said, we don't believe a recession is on the horizon.

     While the market has risen dramatically, our strategy--looking for growth at a reasonable price--should provide protection against potential downturns. We'll continue our policy of selling winners and buying strong companies with weak market performance as the coming year unfolds. We believe this approach will position us to make the most of the market going forward. [ ]

5 Oppenheimer Growth Fund

                    Financials

                    Contents

                    Statement of Investments                 7
                    Statement of Assets & Liabilities       13
                    Statement of Operations                 14
                    Statements of Changes in Net Assets     15
                    Financial Highlights                    16
                    Notes to Financial Statements           18


                    6  Oppenheimer Growth Fund

                    Statement of Investments   December 31, 1995 (Unaudited)

                                                                                                                        Market Value
                                                                                                            Shares      See Note 1
===================================================================================================================================
Common Stocks--72.7%
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--8.3%
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--2.8%
                    FMC Corp.(1)                                                                             25,000     $ 1,690,625
                    ---------------------------------------------------------------------------------------------------------------
                    Georgia Gulf Corp.                                                                      250,000       7,687,500
                    ---------------------------------------------------------------------------------------------------------------
                    IMC Global, Inc.                                                                         80,000       3,270,000
                    ---------------------------------------------------------------------------------------------------------------
                    Morton International, Inc.                                                              180,000       6,457,500
                    ---------------------------------------------------------------------------------------------------------------
                    PPG Industries, Inc.                                                                     25,000       1,143,750
                    ---------------------------------------------------------------------------------------------------------------
                    Sterling Chemicals, Inc.(1)                                                             615,000       4,996,875
                    ---------------------------------------------------------------------------------------------------------------
                    Union Carbide Corp.                                                                     130,000       4,875,000
                    ---------------------------------------------------------------------------------------------------------------
                    Wellman Inc.                                                                             75,000       1,706,250
                                                                                                                        -----------
                                                                                                                         31,827,500

-----------------------------------------------------------------------------------------------------------------------------------
Metals--1.9%
                    Asarco, Inc.                                                                            188,000       6,016,000
                    ---------------------------------------------------------------------------------------------------------------
                    British Steel PLC, ADR                                                                   95,000       2,434,375
                    ---------------------------------------------------------------------------------------------------------------
                    Cyprus Amax Minerals Co.                                                                140,000       3,657,500
                    ---------------------------------------------------------------------------------------------------------------
                    LTV Corp.(1)                                                                            245,000       3,368,750
                    ---------------------------------------------------------------------------------------------------------------
                    Magma Copper Co.(1)                                                                     215,000       5,993,125
                                                                                                                        -----------
                                                                                                                         21,469,750

-----------------------------------------------------------------------------------------------------------------------------------
Paper--3.6%
                    Boise Cascade Corp.                                                                     385,000      13,330,625
                    ---------------------------------------------------------------------------------------------------------------
                    Bowater, Inc.                                                                           285,000      10,117,500
                    ---------------------------------------------------------------------------------------------------------------
                    Chesapeake Corp.                                                                         75,000       2,221,875
                    ---------------------------------------------------------------------------------------------------------------
                    Georgia-Pacific Corp.                                                                    70,000       4,803,750
                    ---------------------------------------------------------------------------------------------------------------
                    Stone Container Corp.                                                                   355,000       5,103,125
                    ---------------------------------------------------------------------------------------------------------------
                    Temple-Inland, Inc.                                                                      40,000       1,765,000
                    ---------------------------------------------------------------------------------------------------------------
                    Weyerhaeuser Co.                                                                         55,000       2,378,750
                    ---------------------------------------------------------------------------------------------------------------
                    Willamette Industries, Inc.                                                              15,000         843,750
                                                                                                                        -----------
                                                                                                                         40,564,375

-----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--6.7%
-----------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.6%
                    Navistar International Corp.(1)                                                         555,000       5,827,500
                    ---------------------------------------------------------------------------------------------------------------
                    Toll Brothers, Inc.(1)                                                                   18,700         430,100
                                                                                                                        -----------
                                                                                                                          6,257,600

-----------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--2.2%
                    Brunswick Corp.                                                                         120,000       2,880,000
                    ---------------------------------------------------------------------------------------------------------------
                    KLM Royal Dutch Airlines NV                                                             112,682       3,972,040
                    ---------------------------------------------------------------------------------------------------------------
                    Mattel, Inc.                                                                             54,687       1,681,625
                    ---------------------------------------------------------------------------------------------------------------
                    McDonald's Corp.                                                                         50,000       2,256,250
                    ---------------------------------------------------------------------------------------------------------------
                    Outback Steakhouse, Inc.(1)                                                              80,000       2,870,000
                    ---------------------------------------------------------------------------------------------------------------
                    Outboard Marine Corp.                                                                   265,000       5,399,375
                    ---------------------------------------------------------------------------------------------------------------
                    Pancho's Mexican Buffet, Inc.                                                           100,000         287,500
                    ---------------------------------------------------------------------------------------------------------------
                    Shoney's, Inc.(1)                                                                       190,000       1,947,500
                    ---------------------------------------------------------------------------------------------------------------
                    Walt Disney Co.                                                                          60,000       3,540,000
                                                                                                                        -----------
                                                                                                                         24,834,290

                    7  Oppenheimer Growth Fund

                                                                                                                        Market Value
                                                                                                            Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Media--0.0%
                    Heritage Media Corp., Cl. A(1)                                                            5,000     $   128,125
-----------------------------------------------------------------------------------------------------------------------------------
Retail: General--1.8%
                    Dollar General Corp.                                                                    235,000       4,876,250
                    ---------------------------------------------------------------------------------------------------------------
                    Family Dollar Stores, Inc.                                                               95,000       1,306,250
                    ---------------------------------------------------------------------------------------------------------------
                    Jones Apparel Group, Inc.(1)                                                             20,000         787,500
                    ---------------------------------------------------------------------------------------------------------------
                    Neiman-Marcus Group, Inc.                                                                 2,500          58,750
                    ---------------------------------------------------------------------------------------------------------------
                    Waban, Inc.(1)                                                                          165,000       3,093,750
                    ---------------------------------------------------------------------------------------------------------------
                    Wal-Mart Stores, Inc.                                                                   450,000      10,068,750
                                                                                                                        -----------
                                                                                                                         20,191,250
-----------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--2.1%
                    Bed Bath & Beyond, Inc.(1)                                                              155,000       6,015,937
                    ---------------------------------------------------------------------------------------------------------------
                    Best Buy Co., Inc.(1)                                                                    79,000       1,283,750
                    ---------------------------------------------------------------------------------------------------------------
                    Circuit City Stores, Inc.                                                                75,000       2,071,875
                    ---------------------------------------------------------------------------------------------------------------
                    Claire's Stores, Inc.                                                                    65,000       1,145,625
                    ---------------------------------------------------------------------------------------------------------------
                    Home Depot, Inc.                                                                        120,000       5,745,000
                    ---------------------------------------------------------------------------------------------------------------
                    Intelligent Electronics, Inc.                                                           165,000         990,000
                    ---------------------------------------------------------------------------------------------------------------
                    Michaels Stores, Inc.(1)                                                                 88,200       1,212,750
                    ---------------------------------------------------------------------------------------------------------------
                    Rocky Mountain Chocolate Factory, Inc.(1)                                               100,000       1,200,000
                    ---------------------------------------------------------------------------------------------------------------
                    Sotheby's Holdings, Inc., Cl. A                                                          95,000       1,353,750
                    ---------------------------------------------------------------------------------------------------------------
                    Staples, Inc.                                                                            24,750         603,280
                    ---------------------------------------------------------------------------------------------------------------
                    Toys 'R' Us, Inc.(1)                                                                     80,000       1,740,000
                                                                                                                        -----------
                                                                                                                         23,361,967
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--16.9%
-----------------------------------------------------------------------------------------------------------------------------------
Beverages--2.5%
                    Coca-Cola Co. (The)                                                                     225,000      16,706,250
                    ---------------------------------------------------------------------------------------------------------------
                    PepsiCo, Inc.                                                                           210,000      11,733,750
                                                                                                                        -----------
                                                                                                                         28,440,000
-----------------------------------------------------------------------------------------------------------------------------------
Food--2.1%
                    ConAgra, Inc.                                                                            50,000       2,062,500
                    ---------------------------------------------------------------------------------------------------------------
                    IBP, Inc.                                                                               235,000      11,867,500
                    ---------------------------------------------------------------------------------------------------------------
                    Safeway, Inc.(1)                                                                         75,000       3,862,500
                    ---------------------------------------------------------------------------------------------------------------
                    Sara Lee Corp.                                                                          125,000       3,984,375
                    ---------------------------------------------------------------------------------------------------------------
                    Smithfield Foods, Inc.(1)                                                                60,000       1,905,000
                                                                                                                        -----------
                                                                                                                         23,681,875
-----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--5.4%
                    Abbott Laboratories                                                                     240,000      10,020,000
                    ---------------------------------------------------------------------------------------------------------------
                    Bristol-Myers Squibb Co.                                                                 75,000       6,440,625
                    ---------------------------------------------------------------------------------------------------------------
                    Merck & Co., Inc.                                                                       150,000       9,862,500
                    ---------------------------------------------------------------------------------------------------------------
                    Mylan Laboratories, Inc.                                                                135,000       3,172,500
                    ---------------------------------------------------------------------------------------------------------------
                    Pfizer, Inc.                                                                            233,000      14,679,000
                    ---------------------------------------------------------------------------------------------------------------
                    Schering-Plough Corp.                                                                   300,000      16,425,000
                                                                                                                        -----------
                                                                                                                         60,599,625

                    8  Oppenheimer Growth Fund

                                                                                                                        Market Value
                                                                                                            Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies &
Services--4.2%
                    Boston Scientific Corp.(1)                                                               60,000      $2,940,000
                    ---------------------------------------------------------------------------------------------------------------
                    Collagen Corp.                                                                           75,000       1,584,375
                    ---------------------------------------------------------------------------------------------------------------
                    Cordis Corp.(1)                                                                         100,000      10,050,000
                    ---------------------------------------------------------------------------------------------------------------
                    HealthCare COMPARE Corp.(1)                                                             273,500      11,897,250
                    ---------------------------------------------------------------------------------------------------------------
                    Medtronic, Inc.                                                                         310,000      17,321,250
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Healthcare, Inc.                                                                    75,000       3,487,500
                                                                                                                        -----------
                                                                                                                         47,280,375
-----------------------------------------------------------------------------------------------------------------------------------
Household Goods--0.4%
                    Colgate-Palmolive Co.                                                                    30,500       2,142,625
                    ---------------------------------------------------------------------------------------------------------------
                    Procter & Gamble Co.                                                                     30,000       2,490,000
                                                                                                                        -----------
                                                                                                                          4,632,625
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco--2.3%
                    Philip Morris Cos., Inc.                                                                175,000      15,837,500
                    ---------------------------------------------------------------------------------------------------------------
                    UST, Inc.                                                                               315,000      10,513,125
                                                                                                                        -----------
                                                                                                                         26,350,625
-----------------------------------------------------------------------------------------------------------------------------------
Energy--1.4%
-----------------------------------------------------------------------------------------------------------------------------------
Energy Services &
Producers--0.3%
                    Tidewater, Inc.                                                                         120,000       3,780,000
-----------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--1.1%
                    Enron Corp.                                                                              30,000       1,143,750
                    ---------------------------------------------------------------------------------------------------------------
                    Imperial Oil Ltd.                                                                        45,000       1,625,625
                    ---------------------------------------------------------------------------------------------------------------
                    Occidental Petroleum Corp.                                                              180,000       3,847,500
                    ---------------------------------------------------------------------------------------------------------------
                    Repsol SA                                                                                90,000       2,958,750
                    ---------------------------------------------------------------------------------------------------------------
                    USX-Marathon Group                                                                      140,000       2,730,000
                                                                                                                        -----------
                                                                                                                         12,305,625
-----------------------------------------------------------------------------------------------------------------------------------
Financial--14.2%
-----------------------------------------------------------------------------------------------------------------------------------
Banks--5.3%
                    Bank of Boston Corp.                                                                    350,000      16,187,500
                    ---------------------------------------------------------------------------------------------------------------
                    Bankers Trust New York Corp.                                                             10,000         665,000
                    ---------------------------------------------------------------------------------------------------------------
                    California Federal Bank(1)                                                               55,000         866,250
                    ---------------------------------------------------------------------------------------------------------------
                    Chemical Banking Corp.                                                                   90,000       5,287,500
                    ---------------------------------------------------------------------------------------------------------------
                    First Interstate Bancorp                                                                 20,000       2,730,000
                    ---------------------------------------------------------------------------------------------------------------
                    First Union Corp.                                                                        90,000       5,006,250
                    ---------------------------------------------------------------------------------------------------------------
                    Fleet Financial Group, Inc.                                                             178,440       7,271,430
                    ---------------------------------------------------------------------------------------------------------------
                    Midlantic Corp.                                                                         150,000       9,843,750
                    ---------------------------------------------------------------------------------------------------------------
                    NationsBank Corp.                                                                        75,000       5,221,875
                    ---------------------------------------------------------------------------------------------------------------
                    Northern Trust Corp.                                                                     25,000       1,400,000
                    ---------------------------------------------------------------------------------------------------------------
                    SouthTrust Corp.                                                                        155,000       3,971,875
                    ---------------------------------------------------------------------------------------------------------------
                    SunTrust Banks, Inc.                                                                     20,000       1,370,000
                                                                                                                        -----------
                                                                                                                         59,821,430

                    9  Oppenheimer Growth Fund

                                                                                                                        Market Value
                                                                                                            Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--6.7%
                    Advanta Corp., Cl. A                                                                    340,000     $13,005,000
                    ---------------------------------------------------------------------------------------------------------------
                    Bear Stearns Cos., Inc.                                                                 110,250       2,191,219
                    ---------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp.                                                         55,000       4,592,500
                    ---------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn.                                                          75,000       9,309,375
                    ---------------------------------------------------------------------------------------------------------------
                    First USA, Inc.                                                                         170,000       7,543,750
                    ---------------------------------------------------------------------------------------------------------------
                    Green Tree Financial Corp.                                                              640,000      16,880,000
                    ---------------------------------------------------------------------------------------------------------------
                    Lehman Brothers Holdings, Inc.                                                           85,000       1,806,250
                    ---------------------------------------------------------------------------------------------------------------
                    Salomon, Inc.                                                                           137,500       4,881,250
                    ---------------------------------------------------------------------------------------------------------------
                    Student Loan Marketing Assn.                                                            100,000       6,587,500
                    ---------------------------------------------------------------------------------------------------------------
                    Travelers Group, Inc.                                                                   135,700       8,532,138
                                                                                                                        -----------
                                                                                                                         75,328,982
-----------------------------------------------------------------------------------------------------------------------------------
Insurance--2.2%
                    AFLAC, Inc.                                                                              95,000       4,120,625
                    ---------------------------------------------------------------------------------------------------------------
                    Conseco, Inc.                                                                            40,000       2,505,000
                    ---------------------------------------------------------------------------------------------------------------
                    Loews Corp.                                                                              20,000       1,567,500
                    ---------------------------------------------------------------------------------------------------------------
                    MBIA, Inc.                                                                               15,000       1,125,000
                    ---------------------------------------------------------------------------------------------------------------
                    Reliastar Financial Corp.                                                                52,500       2,329,688
                    ---------------------------------------------------------------------------------------------------------------
                    SunAmerica, Inc.                                                                        217,500      10,331,250
                    ---------------------------------------------------------------------------------------------------------------
                    USF&G Corp.                                                                             190,000       3,206,250
                                                                                                                        -----------
                                                                                                                         25,185,313
-----------------------------------------------------------------------------------------------------------------------------------
Industrial--3.6%
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.0%
                    General Electric Co.                                                                    155,000      11,160,000
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Materials--0.1%
                    Owens-Illinois, Inc.(1)                                                                  10,000         145,000
                    ---------------------------------------------------------------------------------------------------------------
                    Rayonier, Inc.                                                                           35,000       1,168,125
                                                                                                                        -----------
                                                                                                                          1,313,125
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.7%
                    Comdisco, Inc.                                                                          307,500       6,957,188
                    ---------------------------------------------------------------------------------------------------------------
                    Growth Environmental, Inc.(1)                                                             2,100              21
                    ---------------------------------------------------------------------------------------------------------------
                    Mercury Air Group, Inc.                                                                 110,000         962,500
                    ---------------------------------------------------------------------------------------------------------------
                    OHM Corp.(1)                                                                             25,000         184,375
                                                                                                                        -----------
                                                                                                                          8,104,084
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--1.1%
                    AlliedSignal, Inc.                                                                       25,000       1,187,500
                    ---------------------------------------------------------------------------------------------------------------
                    Dover Corp.                                                                              20,000         737,500
                    ---------------------------------------------------------------------------------------------------------------
                    Kulicke & Soffa Industries, Inc.                                                         95,000       2,208,750
                    ---------------------------------------------------------------------------------------------------------------
                    Mark IV Industries, Inc.                                                                 84,000       1,659,000
                    ---------------------------------------------------------------------------------------------------------------
                    Rohr Industries, Inc.(1)                                                                 65,000         934,375
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Filter Corp.(1)                                                                     20,000         532,500
                    ---------------------------------------------------------------------------------------------------------------
                    Varity Corp.(1)                                                                         140,000       5,197,500
                                                                                                                        -----------
                                                                                                                         12,457,125
-----------------------------------------------------------------------------------------------------------------------------------
Transportation--0.7%
                    Burlington Northern Santa Fe Corp.                                                       10,000         780,000
                    ---------------------------------------------------------------------------------------------------------------
                    Canadian Pacific Ltd.                                                                   245,000       4,440,625
                    ---------------------------------------------------------------------------------------------------------------
                    Illinois Central Corp.                                                                   70,000       2,686,250
                                                                                                                        -----------
                                                                                                                          7,906,875

                    10  Oppenheimer Growth Fund

                                                                                                                        Market Value
                                                                                                            Shares      See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Technology--20.9%
-----------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--7.2%
                    3Com Corp.(1)                                                                           300,000     $13,987,500
                    ---------------------------------------------------------------------------------------------------------------
                    Cabletron Systems, Inc.(1)                                                              275,000      22,275,000
                    ---------------------------------------------------------------------------------------------------------------
                    Compaq Computer Corp.(1)                                                                195,000       9,360,000
                    ---------------------------------------------------------------------------------------------------------------
                    EMC Corp.(1)                                                                            240,000       3,690,000
                    ---------------------------------------------------------------------------------------------------------------
                    Gateway 2000, Inc.(1)                                                                   385,000       9,432,500
                    ---------------------------------------------------------------------------------------------------------------
                    International Business Machines Corp.                                                    40,000       3,670,000
                    ---------------------------------------------------------------------------------------------------------------
                    Quantum Corp.(1)                                                                        227,200       3,663,600
                    ---------------------------------------------------------------------------------------------------------------
                    Seagate Technology, Inc.(1)                                                             195,000       9,262,500
                    ---------------------------------------------------------------------------------------------------------------
                    Western Digital Corp.(1)                                                                290,000       5,183,750
                                                                                                                        -----------
                                                                                                                         80,524,850
-----------------------------------------------------------------------------------------------------------------------------------
Computer Software--7.5%
                    Acclaim Entertainment, Inc.(1)                                                          315,000       3,898,125
                    ---------------------------------------------------------------------------------------------------------------
                    Automatic Data Processing, Inc.                                                         125,000       9,281,250
                    ---------------------------------------------------------------------------------------------------------------
                    BMC Software, Inc.(1)                                                                   280,000      11,970,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cerner Corp.(1)                                                                          35,000         717,500
                    ---------------------------------------------------------------------------------------------------------------
                    Computer Associates International, Inc.                                                 170,000       9,668,750
                    ---------------------------------------------------------------------------------------------------------------
                    GTech Holdings Corp.(1)                                                                  35,000         910,000
                    ---------------------------------------------------------------------------------------------------------------
                    HBO & Co.                                                                                20,000       1,532,500
                    ---------------------------------------------------------------------------------------------------------------
                    Informix Corp.(1)                                                                       220,000       6,600,000
                    ---------------------------------------------------------------------------------------------------------------
                    Microsoft Corp.(1)                                                                      265,000      23,253,750
                    ---------------------------------------------------------------------------------------------------------------
                    Oracle Corp.(1)                                                                         205,000       8,686,875
                    ---------------------------------------------------------------------------------------------------------------
                    Sterling Software, Inc.(1)                                                               90,000       5,613,750
                    ---------------------------------------------------------------------------------------------------------------
                    System Software Associates, Inc.                                                         75,000       1,631,250
                                                                                                                        -----------
                                                                                                                         83,763,750
-----------------------------------------------------------------------------------------------------------------------------------
Electronics--4.9%
                    Advanced Micro Devices, Inc.                                                             25,000         412,500
                    ---------------------------------------------------------------------------------------------------------------
                    Arrow Electronics, Inc.(1)                                                              165,000       7,115,625
                    ---------------------------------------------------------------------------------------------------------------
                    Cypress Semiconductor Corp.(1)                                                          400,000       5,100,000
                    ---------------------------------------------------------------------------------------------------------------
                    Duracell International, Inc.                                                             40,000       2,070,000
                    ---------------------------------------------------------------------------------------------------------------
                    Hewlett-Packard Co.                                                                      15,000       1,256,250
                    ---------------------------------------------------------------------------------------------------------------
                    Intel Corp.                                                                             320,000      18,160,000
                    ---------------------------------------------------------------------------------------------------------------
                    Linear Technology Corp.                                                                  40,000       1,570,000
                    ---------------------------------------------------------------------------------------------------------------
                    Motorola, Inc.                                                                           30,000       1,710,000
                    ---------------------------------------------------------------------------------------------------------------
                    Novellus Systems, Inc.(1)                                                                 7,500         405,000
                    ---------------------------------------------------------------------------------------------------------------
                    Phillips Electronics NV, ADR                                                             80,000       2,870,000
                    ---------------------------------------------------------------------------------------------------------------
                    Tektronix, Inc.                                                                          65,000       3,193,125
                    ---------------------------------------------------------------------------------------------------------------
                    Texas Instruments, Inc.                                                                  60,000       3,105,000
                    ---------------------------------------------------------------------------------------------------------------
                    Varian Associates, Inc.                                                                  40,000       1,910,000
                    ---------------------------------------------------------------------------------------------------------------
                    VLSI Technology, Inc.(1)                                                                270,000       4,893,750
                    ---------------------------------------------------------------------------------------------------------------
                    Wyle Electronics                                                                         50,000       1,756,250
                                                                                                                        -----------
                                                                                                                         55,527,500

                    11  Oppenheimer Growth Fund

                                                                                                                     Market Value
                                                                                                       Shares        See Note 1
===================================================================================================================================
Telecommunications-
Technology--1.3%
                    AT&T Corp.                                                                              115,000  $    7,446,250
                    ---------------------------------------------------------------------------------------------------------------
                    Hong Kong Telecommunications Ltd., Sponsored ADR                                         60,000       1,065,000
                    ---------------------------------------------------------------------------------------------------------------
                    L.M. Ericsson Telephone Co., Cl. B, ADR                                                  90,000       1,755,000
                    ---------------------------------------------------------------------------------------------------------------
                    Telecom Corp. of New Zealand Ltd., Sponsored ADR                                         45,000       3,121,875
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Long Distance Corp.(1)                                                              75,000       1,050,000
                                                                                                                     --------------
                                                                                                                         14,438,125
-----------------------------------------------------------------------------------------------------------------------------------
Utilities--0.7%
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.4%
                    Empresa Nacional de Electricidad SA, Sponsored ADR                                       75,000       4,293,750
-----------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.3%
                    Telefonos de Mexico SA, Sponsored ADR                                                   100,000       3,187,500
                                                                                                                     --------------
                    Total Common Stocks (Cost $506,973,363)                                                             818,718,016

                                                                                                                     Market Value
                                                                                                       Units         See Note 1
===================================================================================================================================
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
                    Windmere Corp. Wts., Exp. 1/98 (Cost $0)                                                  9,062              --

                                                                                                       Face
                                                                                                       Amount
===================================================================================================================================
Repurchase Agreements--27.2%
-----------------------------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with First Chicago Capital Markets,
                    5.90%, dated 12/29/95, to be repurchased at $200,131,111 on 1/2/96, collateralized by U.S. Treasury Nts., 5.125%--8.75%, 12/31/96--11/5/04,
                    with a value of $108,561,449, U.S. Treasury Bonds, 6.25%--11.25%,
                    8/15/03--8/15/23, with a value of  $65,790,848, and U.S. Treasury Bills
                    maturing 11/14/96, with a value of $29,835,205                                     $200,000,000     200,000,000
                    ---------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with PaineWebber, Inc., 5.90%, dated 12/29/95, to be repurchased at $105,198,919 on 1/2/96, collateralized by
                    U.S. Treasury Nts., 6.875%, 8/31/99, with a value of $37,566,453, and
                    U.S. Treasury Bonds, 7.125%--7.625%, 11/15/22--2/15/23, with a value
                    of $70,782,359                                                                      105,130,000     105,130,000
                                                                                                                     --------------
                    Total Repurchase Agreements (Cost $305,130,000)                                                     305,130,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $812,103,363)                                                                99.9%  1,123,848,016
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                                 0.1         652,418
                                                                                                     --------------  --------------
Net Assets                                                                                                    100.0% $1,124,500,434
                                                                                                     ==============  ==============

                    1. Non-income producing security. See accompanying Notes to Financial Statements.


                    12  Oppenheimer Growth Fund

                    Statement of Assets and Liabilities   December 31, 1995 (Unaudited)

===================================================================================================================================
Assets              Investments, at value (including repurchase agreements of $305,130,000)
                    (cost $812,103,363)--see accompanying statement                                                  $1,123,848,016
                    ---------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                     95,685
                    ---------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Shares of beneficial interest sold                                                                    2,783,472
                    Interest and dividends                                                                                1,219,065
                    Investments sold                                                                                        630,000
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                   275,038
                                                                                                                     --------------
                    Total assets                                                                                      1,128,851,276
===================================================================================================================================
Liabilities         Payables and other liabilities:
                    Shares of beneficial interest redeemed                                                                1,545,248
                    Dividends                                                                                             1,401,691
                    Distribution and service plan fees                                                                      460,255
                    Investments purchased                                                                                   377,500
                    Trustees' fees                                                                                          219,887
                    Shareholder reports                                                                                     180,707
                    Transfer and shareholder servicing agent fees                                                            92,892
                    Other                                                                                                    72,662
                                                                                                                     --------------
                    Total liabilities                                                                                     4,350,842
===================================================================================================================================
Net Assets                                                                                                           $1,124,500,434
                                                                                                                     ==============
===================================================================================================================================
Composition of
Net Assets
                    Paid-in capital                                                                                    $796,062,218
                    ---------------------------------------------------------------------------------------------------------------
                    Overdistributed net investment income                                                                  (100,059)
                    ---------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investment transactions                                             16,793,622
                    ---------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments--Note 3                                                  311,744,653
                                                                                                                     --------------
                    Net assets                                                                                       $1,124,500,434
                                                                                                                     ==============
===================================================================================================================================
Net Asset Value
Per Share
                    Class A Shares:
                    Net asset value and redemption price per share (based on net assets of $1,021,512,163
                    and 33,344,142 shares of beneficial interest outstanding)                                                $30.64
                    Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)          $32.51
                    ---------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $93,365,587 and 3,098,555 shares of beneficial interest outstanding)                                  $30.13
                    ---------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $690,447 and 22,583 shares of beneficial interest outstanding)                                        $30.57
                    ---------------------------------------------------------------------------------------------------------------
                    Class Y Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $8,932,237 and 291,743 shares of beneficial interest outstanding)                                     $30.62

                    See accompanying Notes to Financial Statements.

                    13  Oppenheimer Growth Fund

                    Statement of Operations   For the Six Months Ended December 31, 1995 (Unaudited)

===================================================================================================================================
Investment Income   Interest                                                                                           $  7,672,131
                    ---------------------------------------------------------------------------------------------------------------
                    Dividends                                                                                             5,117,527
                                                                                                                       ------------
                    Total income                                                                                         12,789,658
===================================================================================================================================
Expenses            Management fees--Note 4                                                                               3,511,424
                    ---------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                                                 796,298
                    Class B                                                                                                 338,777
                    Class C                                                                                                     782
                    ---------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                                   909,479
                    ---------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                                     148,918
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                                       35,409
                    ---------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses                                                                              34,175
                    ---------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                                  29,518
                    ---------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                                              29,074
                    ---------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                                     881
                    Class B                                                                                                  15,397
                    Class C                                                                                                     231
                    Class Y                                                                                                   1,815
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    46,417
                                                                                                                       ------------
                    Total expenses                                                                                        5,898,595
===================================================================================================================================
Net Investment Income                                                                                                     6,891,063
===================================================================================================================================
Realized and
Unrealized Gain
                    Net realized gain on investments                                                                     50,244,899
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on investments                                 43,734,746
                                                                                                                       ------------
                    Net realized and unrealized gain                                                                     93,979,645
===================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                                                   $100,870,708
                                                                                                                       ============

                    See accompanying Notes to Financial Statements.


                    14  Oppenheimer Growth Fund

                    Statements of Changes in Net Assets

                                                                                                    Six Months Ended   Year Ended
                                                                                                    December 31, 1995  June 30,
                                                                                                    (Unaudited)        1995
===================================================================================================================================
Operations          Net investment income                                                           $    6,891,063     $  9,619,976
                    ---------------------------------------------------------------------------------------------------------------
                    Net realized gain                                                                   50,244,899       85,671,017
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on investments                43,734,746      104,043,105
                                                                                                    --------------     ------------
                    Net increase in net assets resulting from operations                               100,870,708      199,334,098
===================================================================================================================================
Dividends and
Distributions to
Shareholders
                    Dividends from net investment income:
                    Class A                                                                            (12,144,570)      (5,772,443)
                    Class B                                                                               (763,292)         (71,931)
                    Class C                                                                                 (8,006)              --
                    Class Y                                                                               (111,943)          (1,224)
                    ---------------------------------------------------------------------------------------------------------------
                    Distributions from net realized gain:
                    Class A                                                                            (92,879,031)     (67,428,961)
                    Class B                                                                             (8,592,758)      (1,571,030)
                    Class C                                                                                (61,792)              --
                    Class Y                                                                               (783,715)         (13,169)
===================================================================================================================================
Beneficial Interest
Transactions
                    Net increase in net assets resulting from beneficial interest transactions--Note 2:
                    Class A                                                                            170,994,154       83,386,522
                    Class B                                                                             53,873,661       30,660,868
                    Class C                                                                                759,660               --
                    Class Y                                                                              6,150,017        2,984,504
===================================================================================================================================
Net Assets          Total increase                                                                     217,303,093      241,507,234
                    ---------------------------------------------------------------------------------------------------------------
                    Beginning of period                                                                907,197,341      665,690,107
                                                                                                    --------------     ------------
                    End of period [including undistributed (overdistributed)
                    net investment income of $(100,059) and $6,036,689 respectively]                $1,124,500,434     $907,197,341
                                                                                                    ==============     ============

                    See accompanying Notes to Financial Statements.


                    15  Oppenheimer Growth Fund

Financial Highlights

                                                     Class A
                                                     ---------------------------------------------------------------
                                                     Six Months Ended
                                                     December 31, 1995      Year Ended June 30,
                                                     (Unaudited)            1995            1994            1993
====================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period                     $30.80               $26.65          $27.34          $24.94
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .21                  .36             .16             .19
Net realized and unrealized gain (loss)                    3.14                 6.83            (.05)           4.03
                                                     ----------             --------        --------        --------
Total income (loss) from
investment operations                                      3.35                 7.19             .11            4.22
--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.41)                (.24)           (.16)           (.25)
Distributions in excess
of net investment income                                     --                   --              --(4)           --
Distributions from net realized gain                      (3.10)               (2.80)           (.64)          (1.57)
                                                     ----------             --------        --------        --------
Total dividends and distributions
to shareholders                                           (3.51)               (3.04)           (.80)          (1.82)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $30.64               $30.80          $26.65          $27.34
                                                     ==========             ========        ========        ========
====================================================================================================================
Total Return, at Net Asset Value(5)                       10.90%               29.45%            .27%          16.88%

====================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                       $1,021,512             $860,741        $656,934        $743,830
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  948,690             $727,102        $720,765        $710,391
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                               1.39%(6)             1.31%            .56%            .72%
Expenses                                                   1.09%(6)             1.05%           1.07%            .93%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                 16.4%                35.6%           19.8%           23.2%
Average brokerage commission rate(8)                 $     0.07                   --              --              --

1. For the period from June 1, 1994 (inception of offering) to June 30, 1994.

2. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

3. For the period from August 17, 1993 (inception of offering) to June 30, 1994. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

4. Less than $.005 per share.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


16  Oppenheimer Growth Fund

                    Class B                                      Class C            Class Y
------------------  ---------------------------------------      -----------------  ---------------------------------------
                    Six Months Ended   Year Ended                Period Ended       Six Months Ended   Year Ended
                    December 31, 1995  June 30,                  December 31, 1995  December 31, 1995  June 30,
1992      1991      (Unaudited)        1995         1994(3)      (Unaudited)(2)     (Unaudited)        1995         1994(1)
===========================================================================================================================

  $21.88    $20.60   $30.36             $26.44      $27.02       $33.44             $30.80             $26.64       $28.08
---------------------------------------------------------------------------------------------------------------------------

     .29       .47      .10                .20        (.04)         .07                .17                .30          .02
    3.13      1.36     3.05               6.65         .21          .56               3.19               6.92        (1.46)
--------  --------  -------            -------      ------       ------             ------             ------       ------

    3.42      1.83     3.15               6.85         .17          .63               3.36               7.22        (1.44)
---------------------------------------------------------------------------------------------------------------------------

    (.36)     (.55)    (.28)              (.13)       (.11)        (.40)              (.44)              (.26)          --

      --        --       --                 --          --(4)        --                 --                 --           --
      --        --    (3.10)             (2.80)       (.64)       (3.10)             (3.10)             (2.80)          --
--------  --------  -------            -------      ------       ------             ------             ------       ------

    (.36)     (.55)   (3.38)             (2.93)       (.75)       (3.50)             (3.54)             (3.06)          --
---------------------------------------------------------------------------------------------------------------------------
  $24.94    $21.88   $30.13             $30.36      $26.44       $30.57             $30.62             $30.80       $26.64
========  ========  =======            =======      ======       ======             ======             ======       ======
===========================================================================================================================
   15.69%     9.39%   10.39%             28.22%       (.20)%       1.29%             10.96%             29.59%       (5.13)%

===========================================================================================================================


$630,767  $550,480  $93,366            $43,267      $8,747         $690             $8,932             $3,189          $ 9
---------------------------------------------------------------------------------------------------------------------------
$624,527  $520,335  $67,412            $18,722      $5,119         $479             $5,841             $  536          $10
---------------------------------------------------------------------------------------------------------------------------

    1.14%     2.20%     .57%(6)            .44%      (.22)%(6)      .64%(6)           1.53%(6)           1.54%         1.09%(6)
     .90%      .94%    1.92%(6)           2.02%       1.98%(6)     2.72%(6)            .98%(6)           1.04%         1.25%(6)
---------------------------------------------------------------------------------------------------------------------------
    36.7%     31.1%    16.4%              35.6%       19.8%        16.4%              16.4%              35.6%         19.8%
      --        --    $0.07                 --          --        $0.07              $0.07                --            --

6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $172,897,877 and $124,702,041, respectively.

8. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

17  Oppenheimer Growth Fund

Notes to Financial Statements   (Unaudited)

===============================================================================
1. Significant
   Accounting Policies

Oppenheimer Growth Fund (the Fund), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
Allocation of Income, Expenses and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended December 31, 1995, a provision of $22,514 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $177,677 at December 31, 1995.

-------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


18  Oppenheimer Growth Fund

===============================================================================
1. Significant
   Accounting Policies
   (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of excise taxes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

-------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. Shares of
   Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                             Six Months Ended December 31, 1995(1)   Year Ended June 30, 1995
                                             ------------------------------------    -------------------------------
                                             Shares            Amount                Shares            Amount
--------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                          4,740,472        $156,964,893           5,288,654        $ 147,552,419
Dividends and distributions reinvested        3,323,741         101,573,512           2,803,654           70,904,457
Redeemed                                     (2,666,478)        (87,544,251)         (4,799,772)        (135,070,354)
                                             ----------        ------------          ----------        -------------
Net increase                                  5,397,735        $170,994,154           3,292,536        $  83,386,522
                                             ==========        ============          ==========        =============
--------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                          1,743,835        $ 56,898,135           1,407,470        $  39,568,793
Dividends and distributions reinvested          288,602           8,675,383              64,577            1,618,927
Redeemed                                       (359,219)        (11,699,857)           (377,530)         (10,526,852)
                                             ----------        ------------          ----------        -------------
Net increase                                  1,673,218        $ 53,873,661           1,094,517        $  30,660,868
                                             ==========        ============          ==========        =============
--------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                             20,414        $    693,943                  --                  $--
Dividends and distributions reinvested            2,287              69,761                  --                   --
Redeemed                                           (118)             (4,044)                 --                   --
                                             ----------        ------------          ----------        -------------
Net increase                                     22,583        $    759,660                  --                  $--
                                             ==========        ============          ==========        =============
--------------------------------------------------------------------------------------------------------------------
Class Y:
Sold                                            184,540        $  6,101,694             113,317        $   3,284,040
Dividends and distributions reinvested           29,327             895,658                 569               14,393
Redeemed                                        (25,674)           (847,335)            (10,692)            (313,929)
                                             ----------        ------------          ----------        -------------
Net increase                                    188,193        $  6,150,017             103,194        $   2,984,504
                                             ==========        ============          ==========        =============

1. For the six months ended December 31, 1995 for Class A, B and Y shares, and for the period from November 1, 1995 (inception of offering) to December 31, 1995 for Class C shares.

===============================================================================
3. Unrealized Gains and
   Losses on Investments

At December 31, 1995, net unrealized appreciation on investments of $311,744,653 was composed of gross appreciation of $331,294,078, and gross depreciation of $19,549,425.

19  Oppenheimer Growth Fund

===============================================================================
4. Management Fees
   And Other Transactions
   With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .75% on the first $200 million of average annual net assets with a reduction of .03% on each $200 million thereafter to $800 million, and .60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     For the six months ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,519,051, of which $418,530 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,317,552 and $5,082, of which $47,486 and $111, respectively, was paid to an affiliated broker/dealer. During the six months ended December 31, 1995, OFDI received contingent deferred sales charges of $63,520 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $2,376,528 for Class B and $21,833 for Class C. During the six months ended December 31, 1995, OFDI paid $20,985 and $2,236, respectively, to an affiliated broker/dealer as compensation for Class A and Class B personal service and maintenance expenses, and retained $303,541 and $653, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs.


20  Oppenheimer Growth Fund

                    Oppenheimer Growth Fund

===============================================================================
Officers and Trustees
                    Leon Levy, Chairman of the Board of Trustees
                    Robert G. Galli, Trustee
                    Benjamin Lipstein, Trustee
                    Bridget A. Macaskill, Trustee and President
                    Elizabeth B. Moynihan, Trustee
                    Kenneth A. Randall, Trustee
                    Edward V. Regan, Trustee
                    Russell S. Reynolds, Jr., Trustee
                    Sidney M. Robbins, Trustee
                    Donald W. Spiro, Trustee
                    Pauline Trigere, Trustee
                    Clayton K. Yeutter, Trustee
                    Robert C. Doll, Jr., Vice President
                    George C. Bowen, Treasurer
                    Robert J. Bishop, Assistant Treasurer
                    Scott Farrar, Assistant Treasurer
                    Andrew J. Donohue, Secretary
                    Robert G. Zack, Assistant Secretary
===============================================================================
Investment Advisor  OppenheimerFunds, Inc.
===============================================================================
Distributor         OppenheimerFunds Distributor, Inc.
===============================================================================
Transfer and Shareholder
Servicing Agent
                    OppenheimerFunds Services
===============================================================================
Custodian of
Portfolio Securities
                    The Bank of New York
===============================================================================
Independent Auditors
                    KPMG Peat Marwick LLP
===============================================================================
Legal Counsel       Gordon Altman Butowsky Weitzen Shalov & Wein

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors.

This is a copy of a report to shareholders of Oppenheimer Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Growth Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

21  Oppenheimer Growth Fund

Oppenheimer Funds Family

===============================================================================
OppenheimerFunds offers over 35 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 2.8 million shareholder accounts and more than $41 billion under Oppenheimer's management and that of our affiliates.

     At OppenheimerFunds, we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.


===============================================================================
Stock Funds

Global Emerging Growth Fund                  Growth Fund
Enterprise Fund                              Global Fund
Discovery Fund                               Quest Global Value Fund
Quest Small Cap Value Fund                   Oppenheimer Fund
Gold & Special Minerals Fund                 Value Stock Fund
Target Fund                                  Quest Value Fund
===============================================================================
Stock & Bond Funds

Main Street Income & Growth Fund             Global Growth & Income Fund
Quest Opportunity Value Fund                 Equity Income Fund
Total Return Fund                            Asset Allocation Fund
Quest Growth & Income Value Fund             Strategic Income & Growth Fund
===============================================================================
Bond Funds

International Bond Fund                      Bond Fund
High Yield Fund                              U.S. Government Trust
Strategic Income Fund                        Limited-Term Government Fund
Champion Income Fund
===============================================================================
Tax-Exempt Funds

California Tax-Exempt Fund2                  Pennsylvania Tax-Exempt Fund2
Florida Tax-Exempt Fund2                     Tax-Free Bond Fund
New Jersey Tax-Exempt Fund2                  Insured Tax-Exempt Fund
New York Tax-Exempt Fund2                    Intermediate Tax-Exempt Fund
===============================================================================
Money Market Funds

Money Market Fund                            Cash Reserves


1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

2. Available only to investors in certain states.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(COPYRIGHT SYMBOL) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.


22  Oppenheimer Growth Fund

[BACK COVER]

Information
General Information
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

Telephone Transactions
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PhoneLink
24 hours a day, automated
information and transactions
1-800-533-3310

Telecommunications Device
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RS0270.001.1295       February 28, 1996

[Picture of Jennifer Leonard]
[Caption] Jennifer Leonard, Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges.
Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that ''links'' your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today--we're here to help.

[Oppenheimer Logo(R)]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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